                          PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
[ ]Definitive Proxy Statement               Commission Only (as permitted by
[X]Definitive Additional Materials          Rule 14a-6(e)(2))
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          LONG ISLAND LIGHTING COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
  11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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  [_] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

     -----------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

     -----------------------------------------------------------------------

   (3) Filing Party:

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   (4) Date Filed:

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

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[ ] Preliminary Proxy Statement           [_] Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted by
[X] Definitive Additional Materials         Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
  Rule 14a-11(c) or Rule 14a-12


                        THE BROOKLYN UNION GAS COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  ------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
    11.

    (1) Title of each class of securities to which transactions apply:


     ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions apply:



     ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transactions:



     ----------------------------------------------------------------------

    (5) Total fee paid:



     ----------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

     ----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------------------

    (3) Filing Party:

     ----------------------------------------------------------------------

    (4) Date Filed:

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

FOR IMMEDIATE RELEASE

CONTACT FOR BROOKLYN UNION:             CONTACT FOR LILCO:
Media:      Robert Mahony               Media:     Elaine Davis
            718-403-2522                           516-545-5052

Investors:  Jan Childress               Investors: William Catacosinos, Jr.
            718-403-3382                           516-545-4688

           BROOKLYN UNION AND LILCO ISSUE DEFINITIVE PROXY STATEMENT
                SET MEETING DATE AND ANNOUNCE INITIAL DIVIDEND

--------------------------------------------------------------------------------

        NEW YORK (JULY 1, 1997) - The Brooklyn Union Gas Company (Brooklyn Union)(NYSE:BU) and the Long Island Lighting Company (LILCO)(NYSE:LIL) today filed a definitive proxy statement with the Securities and Exchange Commission disclosing the details of the transaction in which Brooklyn Union and LILCO will combine to form a new holding company as well as the details of LILCO's proposed transaction with the Long Island Power Authority (LIPA).

        The proxy states that the companies anticipate that the initial annualized dividend rate for the common stock of the Brooklyn Union/LILCO Holding Company upon the completion of their transaction will be $1.78 per share, subject to the approval of the board of directors of the new holding company.

        The Brooklyn Union and LILCO shareholder meetings at which shareholders will be asked to vote on the transactions have been scheduled for August 7. Shareholders of record as of June 26 will be eligible to vote at those meetings.

                                    -more-

        Under the terms of the Brooklyn Union/LILCO agreement, Brooklyn Union shareholders will receive one share of Brooklyn Union/LILCO Holding Company common stock for each share of Brooklyn Union they hold. LILCO shareholders will receive 0.880 shares of Brooklyn Union/LILCO Holding Company common stock for each share of LILCO stock they hold if the previously announced transaction with LIPA is completed. LILCO shareholders will receive 0.803 shares of Brooklyn Union/LILCO Holding Company common stock for each share of LILCO they hold if the LIPA transaction is not completed.

        Brooklyn Union, with 2,900 employees, distributes natural gas to 1.1 million customers in the New York City boroughs of Brooklyn and Staten Island and in two-thirds of the borough of Queens. Brooklyn Union's service territory covers 187 square miles with a population of approximately 4 million people. Brooklyn Union has energy-related investments in gas exploration, production and marketing domestically and internationally, as well as energy services in the United States, including cogeneration products, pipeline transportation and gas storage facilities.

        LILCO's 5,300 employees provide electric and gas service to more than 1 million customers in Nassau and Suffolk Counties and on the Rockaway Peninsula in Queens County. LILCO's service territory covers 1,230 square miles with a population of approximately 2.7 million people.

        The proxy statement will be available within 24 hours through the Web Site of the Securities and Exchange Commission (http://www.sec.gov).

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